UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)              November 2, 2006

MONMOUTH CAPITAL CORPORATION

 (Exact name of Registrant as specified in its charter)

       New Jersey

   000-24282                   21-0740878

   (State or other jurisdiction

(Commission

       (IRS Employer

     of incorporation)

File Number)    Identification Number)

       3499 Route 9N, Suite 3C, Freehold, NJ

07728

     (Address of principal executive offices)

(Zip Code)

     Registrant's telephone number, including area code         (732) 577-9993

     (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12

[  ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Board of Directors of the Registrant appointed Joshua Kahr to the Board of Directors, effective October 24, 2006.   The Board had recently increased its size and Mr. Kahr’s appointment filled this vacancy.

Item 7.01     Regulation FD Disclosure.

On November 2, 2006, the Company issued a press release announcing the appointment of Joshua Kahr to the Board of Directors.

 Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits.

99

Press Release dated November 2, 2006.

SIGNATURES

     Pursuant  to the requirements of the Securities Exchange Act of  1934,

     the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MONMOUTH CAPITAL CORPORATION

                                /s/   Anna T. Chew

                                ANNA T. CHEW

                                Chief Financial Officer

     Date        November 2, 2006